UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Nuveen Balanced Stock and Bond Fund

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Important Notice
to Fund Shareholders of the
Nuveen Balanced Stock and Bond Fund

May   , 2008

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	The Board of Trustees of your Fund recently approved changes to your Fund’s investment strategy contingent upon shareholder approval of each of the following:

• a sub-advisory agreement with Richards & Tierney, Inc. (“R&T”);

• a change to the Fund’s investment objective; and

• a change to the Fund’s diversification policy.

You should consider the investment strategy changes approved by the Board when determining how to vote on the above items.

Q.	What changes did the Board of Trustees approve for my Fund?

A.	On April 23, 2008, the Board of Trustees approved changes to your Fund’s investment strategy to adopt a multi-asset class/multi-manager strategy for your Fund more consistent with the current marketplace. In pursuing this multi-asset class/multi-manager strategy, your Fund will operate as a “fund-of-funds” investing substantially all of its assets in other Nuveen mutual funds and unaffiliated exchange-traded funds. By operating as a fund-of-funds, your Fund will be able to invest in a broader range of asset classes, select managers who are experts in managing each asset class and reduce the risk that can come from investing with a single manager.

In connection with approving the investment strategy changes, the Board also approved: (i) the appointment of R&T, an investment manager specializing in asset allocation and manager of manager services, to serve as your Fund’s sub-adviser to implement and manage the new investment strategy; (ii) a change to your Fund’s investment objective to better align your Fund’s objective with the newly adopted strategy; and (iii) a change to your Fund’s diversification policy. In addition, the Board also approved a new name for your Fund, Nuveen Moderate Allocation Fund, effective upon the implementation of the new investment strategy.

Q.	When will the changes to my Fund take effect?

A.	If shareholders approve the sub-advisory agreement with R&T, the change to the investment objective and the change to the diversification policy, the new investment strategy will be implemented for your Fund on or about August 1, 2008.

Q.	Will the changes affect my Fund’s operating expenses?

A.	In connection with the change in investment strategy, Nuveen Asset Management (“NAM”), your Fund’s investment adviser, intends to reduce the investment management fee it receives from your Fund such that NAM will receive an annual fee from the Fund equal to 0.15% of the average daily net assets of the Fund. NAM will pay R&T a sub-advisory fee from the investment management fee that NAM receives from your Fund. In addition, as a fund-of-funds, your Fund will bear its proportionate share of the fees and expenses incurred by the underlying funds in which it invests. It is expected that the expense ratio for the Fund will [increase] as a result of the changes to the Fund’s investment strategy. However, in order to limit the expenses paid by shareholders as a result of the change in investment strategy, NAM has agreed to waive fees and reimburse expenses through October 31, 2011 such that the Fund’s total annual net operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, extraordinary expenses and fees and expenses of the underlying funds in which the Fund invests) do not exceed 0.34% of the average daily net assets of any class of the Fund’s shares, which is intended to approximate the current expense cap on your Fund. Please see the section entitled “Information on the Fund’s Fees and Expenses” in the Proxy Statement for additional information, including a pro forma expense table for your Fund assuming implementation of the new investment strategy.

Q.	What will happen if shareholders do not approve the sub-advisory agreement with R&T, the change to the investment objective or the change to the diversification policy?

A.	If shareholders do not approve all of the proposals being considered at the meeting, the existing investment strategy, objective, diversification policy and name of your Fund will remain in place and the Board will take such actions as it deems to be in the best interests of the Fund.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at with your proxy material.

Q.	How do I vote my shares?

A.	You can vote your shares (1) by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope; (2) by calling the toll-free number on the proxy card; or (3) by directing your computer’s browser program to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Fund’s shareholders. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal.

Thank you for taking the time to vote.

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Special Meeting
of Shareholders

May   , 2008

Nuveen Investment Trust
Nuveen Balanced Stock and Bond Fund

To the Shareholders of the Above Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Nuveen Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of its series, Nuveen Balanced Stock and Bond Fund (the “Fund”), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, June 23, 2008, at 2:30 p.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To approve a new sub-advisory agreement between Nuveen Asset Management (“NAM”), the Fund’s investment adviser, and Richards & Tierney, Inc. (“R&T”).

2.	To approve a change to the Fund’s investment objective.

3.	To approve a change to the Fund’s diversification policy.

Shareholders of record at the close of business on April 24, 2008 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Proxy Statement

May   , 2008

This Proxy Statement is first being mailed to shareholders on or about May   , 2008.

Nuveen Investment Trust
Nuveen Balanced Stock and Bond Fund

General Information

This Proxy Statement is being furnished in connection with the solicitation by the Board of Trustees (the “Board,” and each Trustee a “Board Member” and collectively, the “Board Members”) of Nuveen Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of its series, Nuveen Balanced Stock and Bond Fund (the “Fund”), of proxies to be voted at the Special Meeting of Shareholders to be held in the 31st floor conference room of Nuveen Investments, Inc. (“Nuveen”), 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, June 23, 2008, at 2:30 p.m., Central time (the “Meeting”), and at any and all adjournments thereof.

On the matters coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the approval of the new sub-advisory agreement, FOR the change to the investment objective and FOR the change to the Fund’s diversification policy. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

A quorum of shareholders is required to take action at the Meeting. A majority of the shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

The “vote of a majority of the outstanding voting securities” of the Fund, with all classes voting together as a single class, will be required for the approval of each proposal. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940 (the “1940 Act”) as the lesser of the vote of (i) 67% or more of the shares of a fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of a fund entitled to vote thereon. For purposes of determining the approval of each proposal, abstentions and broker non-votes will be treated as shares voted against the proposal.

Those persons who were shareholders of record at the close of business on April 24, 2008, will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held (the “Record Date”). As of the Record Date, the shares of the Fund were issued and outstanding as follows:

Class	Shares Outstanding

Class A
Class B
Class C
Class R

I.  INTRODUCTION

In February 2008, NAM proposed to the Board that the Fund adopt a multi-asset class/multi-manager strategy more consistent with the current marketplace. To achieve this enhanced asset class and manager diversification, NAM proposed that the Fund be converted into a “fund-of-funds” investing substantially all of its assets in other Nuveen mutual funds and unaffiliated exchange-traded funds. As a fund-of-funds, the Fund would have the capability to invest in multiple underlying funds to broaden the asset classes available to the Fund, select managers who are experts in managing each asset class, and reduce the style risk that can come from investing with a single manager. On April 23, 2008, the Board approved NAM’s proposal to adopt a multi-asset class/multi-manager strategy for the Fund and authorized changes to the Fund’s investment policies to allow the Fund to operate as a fund-of-funds. [(See “Board Considerations          ” for a discussion of the Board’s approval of NAM’s proposal.)] The changes to the Fund’s investment strategy are contingent upon shareholder approval of each proposal being considered at the Meeting. In determining how to vote on the proposals, shareholders should consider the changes to the Fund’s investment strategy that have been approved by the Board as described below.

Information Regarding the Changes to the Fund’s Investment Strategy

Current Investment Strategy. The Fund currently pursues its investment objective by investing in a diversified portfolio of equity securities of established, well-known domestic companies. The Fund seeks to reduce risk, preserve capital and generate current income by balancing its equity investments with investments in domestic fixed-income securities.

As of March 31, 2008, the Fund allocated its investments as follows:

Asset Class	% of Fund Assets

Domestic Equity	[50]	%
Domestic Fixed Income	[50]	%
Cash	[ ]

100%

New Investment Strategy. Pursuant to the changes approved by the Board, the Fund would become a “fund-of-funds” that pursues its investment objective by investing in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the “Underlying Funds”). The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities.

The Fund’s investment performance would be directly related to the performance of the Underlying Funds. The Fund would have a strategic allocation between equity and fixed income investments that indicates the Fund’s targeted level of investment risk.

Under the new investment strategy, the Fund is expected to allocate its investments approximately as follows:

Asset Class	% of Fund Assets

Domestic Equity	25%
International Equity	25%
Global Resources	5%
U.S. Public Real Estate	5%
Domestic Fixed Income	16%
Domestic High Yield	7%
U.S. Treasury Inflation-Protected Securities (“TIPS”)	14%
Short Duration & Cash	3%

100%

As noted above, the Fund would pursue its new investment strategy by investing substantially all of its assets in other Nuveen mutual funds and unaffiliated exchange-traded funds. The Fund may invest in the following Underlying Funds to gain exposure to each asset class:

Asset Class	Underlying Fund

Domestic Equity	Nuveen NWQ Large-Cap Value Fund
Nuveen Symphony Large-Cap Growth Fund
Nuveen Tradewinds Value Opportunities Fund
Nuveen Santa Barbara Growth Fund
Nuveen Rittenhouse Growth Fund
Nuveen U.S. Equity Risk Control Fund

International Equity	Nuveen Tradewinds International Value Fund
iShares MSCI EAFE Growth Index Fund
iShares MSCI Emerging Markets Index Fund

Global Resources	Nuveen Tradewinds Global Resources Fund

U.S. Public Real Estate	iShares Dow Jones U.S. Real Estate Index Fund

Domestic Fixed Income	Nuveen Multi-Strategy Income Fund

Domestic High Yield	Nuveen High Yield Bond Fund

U.S. TIPS	iShares Lehman TIPS Bond Fund

Short Duration & Cash	Nuveen Short Duration Bond Fund

Appendix A lists the Underlying Funds that will initially be available for investment by the Fund and describes each Underlying Fund’s investment objectives and policies. The Fund may invest in other Underlying Funds without prior approval of or prior notice to shareholders.

Additional Risk Factors Associated with the New Investment Strategy

Because the Fund’s assets under the new investment strategy would be invested primarily in shares of the Underlying Funds, the Fund’s investment performance and risks would be directly related to the investment performance and risks of the Underlying Funds. An investment in the Underlying Funds involves risk, and the Fund could lose money on its investment in the Underlying Funds. There can be no assurance that the Underlying Funds will achieve their investment objectives. The Fund and the Underlying Funds have operating expenses, and you would bear not only your share of the Fund’s expenses, but also the Fund’s proportional share of the expenses of the Underlying Funds. In selecting among the Underlying Funds, R&T would be subject to potential conflicts of interest when allocating (i) between Nuveen Underlying Funds, which pay management fees to affiliates of R&T, and non-Nuveen Underlying Funds, which do not, and (ii) among Nuveen Underlying Funds, as management fees are higher for some Nuveen Underlying Funds than others; however, R&T would seek to allocate among those Nuveen Underlying Funds (when available) that best satisfy the Fund’s strategic allocation among asset classes consistent with its investment risk target.

The summary of the risks of the Underlying Funds below has been organized into those risks typically associated with Underlying Funds that invest in equity securities (“Equity Funds”), those risks typically associated with Underlying Funds that invest in fixed income securities (“Fixed Income Funds”) and those risks generally associated with both types of Underlying Funds. The risks associated with either Equity Funds or Fixed Income Funds would have a greater or lesser impact on the risk associated with investment in the Fund depending on the extent to which the Fund invests in the asset class represented by such Underlying Funds. To the extent that the risks of certain Underlying Funds are uncorrelated, the risks assumed when investing in such Underlying Funds may be offsetting. R&T’s asset allocation strategy seeks to take advantage of this dynamic to maximize the return of the Fund relative to the overall level of risk assumed.

Equity Funds

Equity Market Risk — Equity market risk is the risk that market values of equity securities owned by the Underlying Funds will fall in value. The value of equity securities will rise and fall in response to the activities of the companies that issued them, general market conditions and/or economic conditions. These risks are greater for small and medium market capitalization companies because they tend to have younger and more limited product lines, markets and financial resources and may be more dependent on a smaller management group than larger, more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain equity securities may be difficult or impossible to sell at the time or price that an Underlying Fund would like.

Style-Specific Risk — Different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Underlying Funds that emphasize a growth style of investing often seek companies experiencing high rates of current growth; such companies may be more volatile than other types of investments. Underlying Funds that emphasize a value style of investing often seek undervalued companies with characteristics for improved valuations; such companies are subject to the risk that the valuations never improve.

Sector Risk — Most of the Underlying Funds do not concentrate their investments in specific industry sectors of the market, although some may from time to time emphasize certain sectors over others. Certain other Underlying Funds do concentrate their investments in specific sectors of the market. To the extent an Underlying Fund invests a significant portion of its assets in equity securities of companies in the same sector of the market, such Underlying Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Although the Fund itself does not intend to concentrate, the aggregation of holdings of the Underlying Funds may result in the Fund indirectly investing more than 25% of its assets in a particular industry. The Fund does not control the investments of the Underlying Funds, and any indirect concentration will occur only as a result of the Fund following its investment strategy by investing in the Underlying Funds.

Fixed Income Funds

Fixed Income Risk — Certain of the Underlying Funds are exposed to the risks associated with fixed income securities. Those risks include interest rate risk and credit risk.

Interest Rate Risk — Interest rate risk is the risk that interest rates will rise, causing bond prices and an Underlying Fund’s value to fall.

Credit Risk — Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest when due; lower rated bonds generally carry greater credit risk.

Equity and Fixed Income Funds

Non-U.S. Risk — Certain of the Underlying Funds are exposed to the risks associated with securities of non-U.S. companies. Non-U.S. risk is the risk that non-U.S. securities will be more volatile than U.S. securities due to such factors as adverse economic, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. Emerging markets are generally more volatile than countries with more mature economies.

Currency Risk — The Underlying Funds that invest in non-U.S. securities are exposed to currency risk, which is the risk that the value of an Underlying Fund’s portfolio will be more volatile due to the impact that changes in non-U.S. currency exchange rates will have on an Underlying Fund’s investments in non-U.S. securities.

Derivatives Risk — Certain of the Underlying Funds are exposed to the risks associated with using derivative instruments. In general terms, a derivative instrument’s value depends on (or is derived from) the value of an underlying asset, interest rate or index. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Non-Diversification Risk — Certain Underlying Funds are classified as non-diversified funds, which means that they may invest a greater portion of their assets in a more limited number of issuers than diversified funds. As a result, such Underlying Funds may be subject to greater risk than diversified funds.

How the Fund Will Manage Risk

In developing the Fund’s asset allocations, R&T will evaluate the historical risk and return characteristics of the asset classes available for investment as well as the historical correlations between these asset classes. Through various procedures, R&T will develop a forward looking estimate of how each asset class will perform and how asset classes will perform together. Based on this analysis, R&T will develop an asset allocation it believes will maximize the return of the Fund at a targeted level of investment risk.

The sub-advisors for the Underlying Funds conduct independent research and do not share a common research platform. Nuveen believes that this independent research allows the sub-advisors to develop independent insights into the market, resulting in lower correlation between their investment styles, and reduces the likelihood that the Fund will be adversely impacted by shared biases among the Underlying Funds.

For the domestic equity asset class, R&T will allocate the Fund’s assets across multiple Underlying Funds in order to diversify style risk and to benefit from low correlation between the active risk taken by the different managers. As part of this strategy, the Fund will invest in the Nuveen U.S. Equity Risk Control Fund (the “Risk Control Fund”), a specialized fund developed and managed by Nuveen HydePark Group, LLC (“Nuveen HydePark”) exclusively for the Fund and other Nuveen Asset Allocation Funds. Nuveen HydePark manages the Risk Control Fund’s portfolio with the objective of reducing unwanted investment style risk within the U.S. equity portion of the Fund’s portfolio. The Risk Control Fund seeks to enable the Fund to (1) provide more consistent performance relative to the Fund’s domestic equity target and (2) add value through Nuveen HydePark’s active management process. The investment process used in the Risk Control Fund is not expected to impact the contribution of active management from the other Underlying Funds.

Fees and Expenses

In connection with the change in investment strategy, NAM intends to reduce the investment management fee it receives from the Fund as reflected in the tables below. NAM has represented that the reduced fee is consistent with management fees charged by similar funds-of-funds.

As a fund-of-funds, the Fund will bear its proportionate share of the fees and expenses incurred by the Underlying Funds in which it invests. As reflected in the table below, based on the proposed Underlying Fund allocations, it is expected that the expense ratio of the Fund will [increase] under the new investment strategy. In order to limit the expenses paid by shareholders as a result of the change in investment strategy, NAM has agreed to waive fees and reimburse expenses through October 31, 2011 such that the Fund’s total annual net operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, extraordinary expenses and fees and expenses of the Underlying Funds) do not exceed 0.34% of the average daily net assets of any class of the Fund’s shares. Although this is intended to approximate the current expense cap on your Fund, as the Fund reallocates its investments among the Underlying Funds, the weighted average operating expenses of the Underlying Funds borne by the Fund may increase or decrease, which could cause the Fund’s total annual net operating expenses (including fees and expenses of Underlying Funds) to be above or below your Fund’s current cap.

The tables below show the current fees paid by the Fund and the estimated fees for the Fund assuming implementation of the new investment strategy. Shareholder transaction expenses, which are paid directly from a shareholder’s investment, would not change as a result of the change to the Fund’s investment strategy.

Annual Fund Operating Expenses  (paid from Fund assets)

Current Expenses

Share Class	A		B		C		I

Management Fees		%		%		%		%
12b-1 Distribution and Service Fees		%		%		%		%
Other Expenses		%		%		%		%
Total Annual Fund Operating Expenses — Gross		%		%		%		%
Custodian Fee Credits		%		%		%		%
Total Annual Fund Operating Expenses — Net		%		%		%		%

[Insert Any Necessary Footnotes]

Pro Forma Expenses

Share Class	A		B		C		I

Management Fee		%		%		%		%
Distribution and Service (12b-1) Fee		%		%		%		%
Other Expenses		%		%		%		%
Underlying Fund Fees and Expenses		%		%		%		%
Total Annual Fund Operating Expenses		%		%		%		%
Less: Fee Waiver and Expense Limitation		%		%		%		%
Net Expenses		%		%		%		%

[Insert Any Necessary Footnotes]

INSERT EXPENSE EXAMPLES

Other Information

If shareholders approve each proposal, the new investment strategy will be implemented and the Fund’s name will be changed to Nuveen Moderate Allocation Fund on or about August 1, 2008.

II.	PROPOSALS

1.	The approval of a sub-advisory agreement between NAM and R&T.

Currently, the Fund’s portfolio is managed by a sub-adviser, Institutional Capital, LLC (“ICAP” and with R&T, each a “Sub-Adviser”).

NAM has entered into a sub-advisory agreement (the “Current Sub-Advisory Agreement”) with ICAP. The Current Sub-Advisory Agreement dated [November 1, 2007] was last approved by shareholders at a meeting held on [October 12, 2007] relating to a change of control of NAM. For the reasons described above, shareholders are being asked to approve a sub-advisory agreement between NAM and R&T (the “R&T Sub-Advisory Agreement”). If shareholders approve the R&T Sub-Advisory Agreement, R&T will replace ICAP with respect to the day-to-day management of the Fund’s portfolio.

The 1940 Act requires that the R&T Sub-Advisory Agreement be approved by shareholders of the Fund for it to become effective. For the reasons discussed below (see “Board Considerations for R&T Sub-Advisory Agreement”), the Board, including the Board Members who are not parties to the R&T Sub-Advisory Agreement and who are not “interested persons” (as defined in the 1940 Act) of the Fund, NAM or R&T (the “Independent Board Members”), has unanimously approved, and unanimously recommended that shareholders approve, the R&T Sub-Advisory Agreement for the Fund. If approved by shareholders, the R&T Sub-Advisory Agreement is anticipated to take effect on or about August 1, 2008 and the Current Sub-Advisory Agreement would terminate. In the event that shareholders do not approve the R&T Sub-Advisory Agreement, no changes will be made to the Fund’s investment strategy, objective or diversification policy, the Fund will continue to be managed by ICAP under its current investment strategy, and the Board will take such further action as it deems to be in the best interests of the Fund. The form of the R&T Sub-Advisory Agreement is attached hereto as Appendix B.

Information about R&T

R&T is an indirect wholly-owned subsidiary of Nuveen. R&T was formed in 1984 to provide a variety of products and services to assist large institutional clients in their investment management processes. These products and services are aimed at improving and enhancing the risk or reward characteristics of client assets. The firm’s products feature innovative concepts combined with the practical application of investment technologies and quantitative methods. R&T seeks to improve client investment performance through the application of leading edge techniques which add value and control risk in investment management processes. As of March 31, 2008, R&T provided investment analysis services (including asset allocation, manager selection, performance analysis, and other services) to institutions with aggregate assets over $450 billion. The principal occupation of the officers and directors of R&T is shown in Appendix C. The business address of R&T and each officer and director of R&T is 111 West Jackson Boulevard, Suite 1411, Chicago, Illinois 60604. As of the date of this proxy statement, R&T does not manage any other funds with similar investment objectives as the Fund.

Comparison of the Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement

Below is a comparison of the terms of the Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement. The terms of the Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement are substantially similar, except for the date of effectiveness and the fee rate payable by NAM to R&T. The R&T Sub-Advisory Agreement is a new agreement and has not previously been approved by shareholders of the Fund. If approved by shareholders of the Fund, the R&T Sub-Advisory Agreement will expire on August 1, 2009, unless continued. The R&T Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Advisory Services. Both the Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities, all on behalf of the Fund and subject to oversight of the Trust’s Board and NAM. Under both the

Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws and the stated investment objective, policies and restrictions of the Fund.

Fees. Under both the Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement, NAM pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. If the investment strategy changes described above in the Introduction are implemented, NAM will reduce the investment management fee it charges to the Fund such that NAM will receive an annual fee equal to 0.15% of the average daily net assets of the Fund. Under the R&T Sub-Advisory Agreement, NAM will pay R&T an annual portfolio management fee equal to 0.075% of average daily net assets of the Fund. The annual rate of portfolio management fees payable to ICAP under the Current Sub-Advisory Agreement and the fees paid by NAM to ICAP with respect to the Fund during the Fund’s last fiscal year are set forth below:

Fee Rate Under Current Sub-Advisory Agreement

	Equity	Fixed-Income	Fees Paid to	Net Assets
	Portfolio	Portfolio	ICAP During Last	as of
Assets of All the Nuveen Sponsored Investment Products Managed by ICAP(1)	Management Fee	Management Fee	Fiscal Year	__/__/08

For the first $500 million	0.35%	0.20%
For the next $500 million	0.30%	0.15%
For assets over $1 billion	0.25%	0.12%

(1)	NAM pays ICAP a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products for which it serves as portfolio manager. NAM pays ICAP separate portfolio management fees for the equity and fixed-income portions of the Fund’s assets according to the above schedule.

Brokerage. The Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, subject to its obligation to obtain best execution under the circumstances.

Payment of Expenses. Under the Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including any brokerage commissions) purchased for the Fund.

Limitation on Liability. The Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement provide that the Sub-Adviser will not be liable for, and NAM will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Termination. The Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement provide that the Agreement may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement may also be terminated by the Fund by action of the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, accompanied by 60 days’ written notice.

The Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement are also terminable at any time without the payment of any penalty, by NAM, the Board or by vote of a majority of the outstanding voting securities of the Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of the Sub-Adviser set forth in the Agreement. The Current Sub-Advisory Agreement and the R&T Sub-Advisory Agreement will automatically terminate in the event of an assignment.

The R&T Sub-Advisory Agreement was approved for the Fund by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board also determined to submit the R&T Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of the Trust unanimously recommends that shareholders of the Fund vote FOR approval of the R&T Sub-Advisory Agreement.

Board Considerations for R&T Sub-Advisory Agreement

Disclosure for Nuveen Balanced Stock and Bond Fund
     The Board is responsible for overseeing the performance of the investment advisers to the Fund and determining whether to approve the Fund’s advisory arrangements, including sub-advisory arrangements. At a meeting held on April 23, 2008 (the “April Meeting”), the Board, including the Independent Board Members, approved the continuance of the investment management agreement between the Fund and NAM (the “Advisory Agreement”) and the R&T Sub-Advisory Agreement. NAM and R&T are referred to occasionally throughout this section each as a “Fund Advisor” and together as the “Fund Advisors.”
The Approval Process
     Since last year and during the course of this year, NAM has been evaluating the investment strategy of the Fund and considering potential changes to such strategy in an effort to continue to meet investors needs in the current marketplace. Beginning in February 2008, the Board received a variety of materials relating to proposed changes to convert the Fund to a “fund-of-funds” structure, including changes to the Fund’s investment objective and policies, as well as the rationale for the proposed changes, the Fund’s proposed asset allocations and the modified fee structure. In considering the proposed changes, the Board considered the Fund’s past performance, including its total return for the quarter, one-year, three-year and five-year periods ending December 31, 2007 and the Fund’s performance compared to similar, unaffiliated funds based on information and data provided by an independent third party and to recognized and/or customized benchmarks. The Board reviewed the net flows from purchases and redemptions of the Fund, noting the outflows experienced by the Fund. The Board further recognized the changes in the marketplace over the years with funds being offered with a broader multi-asset and multi-manager approach than that followed by the Fund by diversifying among multiple asset classes and managers. The Board recognized that the proposed change to the Fund’s investment strategy seeks, in part, to improve the Fund’s risk/return profile by using asset allocation to diversify risk, control style risk and diversify sources of value-added returns by accessing multiple investment managers. The Board reviewed the revised management fee schedule and estimated expenses for the Fund, including NAM’s commitment to waive fees and reimburse expenses through October 31, 2011 (as described in further detail below). The Independent Board Members further noted that NAM will pay one-half of the costs incurred in connection with the solicitation of proxies in seeking the necessary shareholder approvals to change the Fund’s fundamental investment objectives and policies if shareholder approval is obtained and will pay all costs if shareholder approval is not obtained. Based on its considerations, the Board approved the changes to the Fund’s investment objectives and applicable investment policies, and recommended that shareholders approve such changes. The Board also approved an amendment to the Fund’s current Advisory Agreement to reflect the lower management fee effective upon shareholder approval of the changes to the Fund’s investment objective and fundamental investment policies necessary to convert the Fund to a fund-of-funds structure. As described in further detail below, the Board also approved the R&T Sub-Advisory Agreement and recommended shareholders approve such agreement.
     In conjunction with the changes to the Fund’s investment strategy, the Board reviewed the advisory arrangements of the Fund. To assist the Board in its evaluation of the respective Advisory Agreement and R&T Sub-Advisory Agreement, at the April Meeting or prior meetings, the Independent Board Members received, in adequate time in advance of the April Meeting or prior meetings, extensive materials which outlined, among other things:
•	the nature, extent and quality of services to be provided by the Fund Advisors;

•	the organization and business operations of the Fund Advisors;

•	the performance of the Fund as described below;

•	the profitability of Nuveen Investments, Inc.;

•	the proposed management fees of the Fund Advisors, including comparisons of NAM’s fees with the gross management fees of comparable, unaffiliated funds based on information and data provided by an independent third party;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratios with the expense ratios of comparable, unaffiliated funds based on information and data provided by an independent third party; and

•	the soft dollar practices of the Fund Advisors, if any.
     At the April Meeting, NAM made a presentation to and responded to questions from the Board. Prior to and during the April Meeting, the Independent Board Members met privately with their legal counsel to review the Board’s duties under the 1940 Act and the general principles of state law in reviewing and approving advisory contracts, an advisor’s fiduciary duty with respect to advisory contracts and compensation, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory contracts. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Advisors; (b) performance information of the Fund (as described below); (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. In addition, the Board met regularly throughout the year to oversee the Fund. The Board Members relied upon their knowledge resulting from their meetings and interactions with NAM in evaluating the Fund’s advisory arrangements. It is with this background that the Board considered each advisory agreement for the Fund.
     A. Nature, Extent and Quality of Services
     In considering the renewal of the Advisory Agreement and approval of the R&T Sub-Advisory Agreement, the Board considered the nature, extent and quality of the respective Fund Advisor’s services. In this regard, as NAM already serves as adviser to other Nuveen funds overseen by the Board, the Board has a good understanding of NAM’s organization, operations and personnel. At the April Meeting or at prior meetings, the Board reviewed materials outlining, among other things, each Fund Advisor’s organization and business; the types of services that each Fund Advisor or its affiliates will provide to the Fund under the revised investment strategy; the experience of each Fund Advisor with respect to the revised investment strategies; and the experience and credentials of each Fund Advisor’s personnel. In addition, the Independent Board Members noted that the Fund generally will invest in other Nuveen funds advised by NAM and may be sub-advised by an affiliated person of NAM. In light of the Fund having a fund-of-funds structure, the Board considered whether the services to be provided by the Advisor to the Fund are in addition to, and not duplicative of, the services provided by the advisers to the Underlying Funds under their advisory contracts. The Board further noted that NAM recommended R&T and considered the basis for such recommendation.
     In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services provided. With respect to NAM, the Board noted that NAM and its affiliates provide the Fund with a wide variety of services and officers and other personnel as are necessary for the operations of the Fund, including, among other things: product management, fund administration, oversight of shareholder services and other fund service providers (including R&T), administration of Board relations, regulatory and portfolio compliance and legal support. With respect to R&T, the Independent Board Members noted that the R&T Sub-Advisory Agreement was essentially an agreement for portfolio management services only and R&T was not expected to supply other significant administrative services to the Fund.
     Based on their review, the Board found that, overall, the nature, extent and quality of services provided and expected to be provided to the Fund under the Advisory Agreement and Sub-Advisory Agreement were satisfactory.
     B. The Investment Performance of the Fund
     As described above, in considering the proposal to change the Fund’s investment strategy, the Independent Board Members reviewed the Fund’s past performance record. There is, however, no record of the Fund’s performance under its modified investment strategy.
     C. Fees, Expenses and Profitability
          1. Fees and Expenses
     In evaluating the management fees and expenses of the Fund, the Board recognized that the fee structure will change significantly under the Fund’s new fund-of-funds structure. With respect to the overall advisory fees and expenses of the Fund, the Board reviewed, among other things, the Fund’s proposed advisory fees (gross management fees) and estimated total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers) and total expense ratios (before and after waivers) of comparable, unaffiliated funds as well as a subset of fund-of-funds peers. In addition, in reviewing the comparisons, the Board recognized the differences between the fee and expense arrangement of a fund-of-funds structure and a traditional fund format, thereby limiting some of the usefulness of the fee comparisons with that of traditional funds. In reviewing the advisory fees, the Independent Board Members also noted that NAM and R&T do not currently advise other fund-of-funds and therefore meaningful comparisons of fees assessed for similar clients were not available. In addition, the Board noted that, in a fund-of-funds structure, the Fund will indirectly pay a portion of the expenses incurred by the Underlying Funds, including their advisory fees. The Independent Board Members noted that many of the Underlying Funds may be advised by NAM and sub-advised by an affiliated person of NAM. Accordingly, although the Fund’s advisory fee rate will be reduced under the new structure, NAM and affiliated sub-advisors may receive advisory fees from the Underlying Funds in which the Fund invests, and the Fund will indirectly bear its pro rata portion of these fees as well as the other expenses of the Underlying Funds. In considering the services provided by the Fund Advisors and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any Underlying Fund’s advisory contracts. In addition to the foregoing, the Board noted that NAM has agreed to waive fees and reimburse expenses through October 31, 2011 such that total annual net operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, extraordinary expenses and fees and expenses of the Underlying Funds) do not exceed 0.34% of the average daily net assets of any class of the Fund’s shares. The Board recognized that, although this expense cap is intended to approximate the Fund’s current expense cap, as the Fund reallocates its investments among the Underlying Funds, the weighted average operating expenses of the Underlying Funds borne by the Fund may increase or decrease, which could cause the Fund’s total annual net operating expenses (including fees and expenses of Underlying Funds) to be above or below the Fund’s current expense cap.
     With respect to sub-advisory fees, NAM will pay the sub-advisory fees out of the management fees it receives from the Fund. The Independent Board Members reviewed the proposed sub-advisory fee arrangements.
     Based on its review of the fee and service information provided, the Board determined that the proposed advisory fees for the respective Fund Advisor were reasonable.
          2. Profitability
     In conjunction with their review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisors, except that profitability information prior to April 30, 2007 did not include R&T as it was acquired at that time). R&T is a wholly-owned subsidiary of Nuveen Investments, Inc. At prior meetings, the Independent Board Members reviewed Nuveen’s revenues, expenses and profitability for advisory activities and the methodology to determine profitability. The Independent Board Members also have reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. In considering profitability, the Board recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers, as the profitability of other advisers generally is not publicly available and information that is available may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. As noted above, the Board recognized that the proposed advisory fee paid by the Fund to NAM, which in turn pays R&T, is being reduced, although the estimated expenses borne by shareholders of the Fund are expected to increase. NAM, however, will receive advisory fees from the Underlying Funds to the extent NAM serves as investment adviser to the Underlying Funds. Similarly, affiliates of NAM may also receive sub-advisory fees to the extent they serve as sub-advisors to the Underlying Funds. However, the Independent Board Members noted that NAM estimates that the advisory fees paid to NAM by the Fund, together with the advisory fees paid to NAM attributable to the Fund’s investment in Nuveen Underlying Funds, will be lower than the Fund’s current advisory fees based on the Fund’s anticipated initial asset allocations (although this may change in the future as the Fund’s asset allocations are modified going forward). The Board also had previously received Nuveen’s 2006 Annual Report as well as its quarterly report ending September 30, 2007. Based on their review, the Independent Board Members were satisfied that Nuveen’s level of profitability for advisory activities was reasonable in light of the services provided.
     In evaluating the reasonableness of the compensation, the Board also considered any other revenues paid to the Fund Advisors as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Advisors expect to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information.
     D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
     Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. The Independent Board Members have recognized that breakpoints are one way to share the benefits of economies of scale with investors. In August 2004 (as modified in 2007), to help ensure shareholders share in these benefits, the Board approved a complex-level fee arrangement pursuant to which the complex-level component is reduced as assets in the fund complex reach certain levels. With respect to the Fund, the advisory fee schedule does not contain fund-level breakpoints. In addition, the Fund will not be assessed a complex-level fee as this is assessed at the Nuveen Underlying Fund level. The Independent Board Members recognized, however, that the Fund will benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen Underlying Funds reach breakpoint levels and reduce the fees of the Nuveen Underlying Funds. Further, assets of the Fund invested in non-Nuveen Underlying Funds will be counted in determining the complex-level fee component of the Nuveen Underlying Funds. Based on its review, the Independent Board Members had concluded that the absence of a breakpoint schedule and complex-level fee arrangement was acceptable.
     E. Indirect Benefits
     In evaluating fees, the Board also considered any indirect benefits or profits the Fund Advisors or their affiliates may receive as a result of their relationship with the Fund. In this regard, the Board considered, among other things, that an affiliate of the Fund Advisors will provide distribution and shareholder services to the Fund and therefore will receive sales charges as well as distribution and shareholder servicing fees pursuant to a Rule 12b-1 plan with respect to certain classes of shares of the Fund.
     In addition to the above, the Board considered whether the Fund Advisors will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be helpful to the Fund Advisors in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with applicable safe harbor provisions. With respect to R&T, the Independent Board Members noted that R&T does not currently have any soft dollar arrangements.
     F. Conclusion
     The Board did not identify any single factor discussed previously as all-important or controlling. The Board, including a majority of the Independent Board Members, concluded that the terms of the Advisory Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Advisor’s fees are reasonable in light of the services provided to the Fund, and that the Advisory Agreement be renewed and the R&T Sub-Advisory Agreement be approved, and the Board recommended that shareholders approve the R&T Sub-Advisory Agreement.

2.	Approval of a change to the Fund’s investment objective.

As discussed above, to reflect the proposed change to the Fund’s investment strategy, the Board has approved a change to the Fund’s investment objective. The Fund’s investment objective is proposed to be changed as follows:

Current Investment Objective	Proposed Investment Objective

to provide over time an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets	to provide attractive long-term total return with a moderate risk profile

The Fund’s investment objective is “fundamental,” which means that the change must be approved by the Fund’s shareholders in order for it to become effective. The Board has unanimously approved, and unanimously recommends that shareholders approve, the investment objective change. If approved by shareholders, the change in investment objective will take effect on or about August 1, 2008. In the event shareholders do not approve the change, the existing investment strategy, objective and diversification policy of the Fund will remain in place and the Board will take such actions as it deems to be in the best interests of the Fund.

The change in the Fund’s investment objective was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations. The Board also determined to submit the investment objective change for consideration by the shareholders of the Fund.

The Board unanimously recommends that shareholders of the Fund vote FOR approval of the change in the Fund’s investment objective.

3.	Approval of a change to the Fund’s diversification policy.

As described above, as part of the changes to the Fund’s investment strategy, the Fund will be converted into a fund-of-funds investing substantially all of its assets in other Nuveen mutual funds and unaffiliated exchange-traded funds. In order to allow the Fund to operate as a fund-of-funds, the Board approved changes to the Fund’s fundamental investment policy regarding diversification as follows:

Current Policy

With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Revised Policy

With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof or securities issued by other investment companies) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. (emphasis added)

Under the revised policy, the Fund would still be classified as a diversified series of an open-end management investment company as defined in the 1940 Act, but would be allowed to invest in securities issued by other mutual funds to the extent allowed by applicable law. Because the Fund’s investment policy regarding diversification is a fundamental investment policy, it can only be modified with shareholder approval.

The Board has unanimously approved, and unanimously recommends that shareholders approve the change to the Fund’s diversification policy. If approved by shareholders, the change to the Fund’s diversification policy will take effect on or about August 1, 2008. In the event shareholders do not approve the change, the existing investment strategy, objective and diversification policy of the Fund will remain in place and the Board will take such actions as it deems to be in the best interests of the Fund.

The change to the Fund’s fundamental investment policy regarding diversification was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations. The Board also determined to submit the change to the Fund’s diversification policy for consideration by the shareholders of the Fund.

The Board unanimously recommends that shareholders of the Fund vote FOR approval of the change to the Fund’s diversification policy.

III.	ADDITIONAL INFORMATION

Information About NAM

NAM, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for the Fund. NAM is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City acquired Nuveen on November 13, 2007 (the “Transaction”). Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. Other owners of Windy City include Merrill Lynch & Co.’s Global Private Equity Group and affiliates (including private equity funds) of Wachovia, Citigroup and Deutsche Bank.

As a result of the Transaction, the outstanding options of Timothy Schwertfeger, Chairman of the Board of Trustees of the Trust, to acquire shares of Nuveen common stock under various Nuveen stock option plans were cashed out and his outstanding shares of restricted stock (and deferred restricted stock) granted under Nuveen’s equity incentive plans became fully vested and were converted into the right to receive a cash payment. Without regard to any deductions for withholding taxes, his options and restricted stock were valued at $118,621,561.61 and $29,405,661.18, respectively. In addition, Mr. Schwertfeger exchanged 251,991 shares of Nuveen stock valued at $      for interests in Windy City Investments Holdings, L.L.C., the parent company of Windy City.

Information about the Underwriter

Nuveen Investments, LLC (the “Underwriter”), located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter for the Fund. The Underwriter is a wholly-owned subsidiary of Nuveen. The Fund paid the Underwriter $      for its services to the Fund during the fiscal year ended June 30, 2007. The Underwriter will continue to provide services to the Fund after the R&T Sub-Advisory Agreement is approved.

Beneficial Ownership

On          , 2008, Board Members and executive officers as a group beneficially owned           shares of all funds managed by NAM (includes deferred units and shares held by the executive officers in Nuveen’s 401(k)/profit sharing plan). Each Board Member’s individual beneficial shareholdings of the Fund constitutes less than 1% of the outstanding shares of the Fund. As of          , 2008, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of          , 2008, no shareholder beneficially owned more than 5% of any class of shares of the Fund, except as stated in Appendix D.

Shareholder Proposals

The Trust generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust should send their written proposal to the Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write the Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid one-half by the Fund and one-half by NAM if all the proposals are approved and the new investment strategy is implemented. If any proposal is not approved, the new investment strategy will not be implemented and NAM will pay the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies. Solicitation may be made by letter or telephone by officers or employees of NAM or its affiliates, or by dealers and their representatives. The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $2,500 plus reasonable expenses.

Fiscal Year

The last fiscal year end for the Fund was June 30, 2007.

Annual Report Delivery

Annual reports will be sent to shareholders of record of the Fund following the fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Householding

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions on how to request a separate copy of such documents or on how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Trust’s By-Laws, an adjournment of the Meeting for the Fund requires the affirmative vote of a majority of the shares of the Fund present in person or represented by proxy at the Meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
May   , 2008

Appendix A

Information on the Underlying Funds

Fund	Underlying Funds Investment Objective and Principal Investment Strategy

Nuveen NWQ Large-Cap Value Fund	The investment objective of the fund is to seek to provide investors with long-term capital appreciation. Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell® 1000 Index.
Nuveen Symphony Large-Cap Growth Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell® 1000 Growth Index.
Nuveen Tradewinds Value Opportunities Fund	The investment objective of the fund is to seek to provide investors with long-term capital appreciation. The fund’s net assets will be invested in equity securities of companies with varying market capitalizations, and may include small-, mid- and large-capitalization companies.
Nuveen Santa Barbara Growth Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund will generally invest in equity securities of companies with mid- to large-sized market capitalizations at the time of purchase. For this fund, companies with mid- to large-sized market capitalizations fall within the range of the largest and smallest companies in the Russell® 1000 Index.
Nuveen Rittenhouse Growth Fund	The investment objective of the fund is to provide long-term growth of capital by investing in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large-capitalization companies that have a history of consistent earnings and dividend growth. The fund ordinarily will invest at least 65% of its total assets in the equity securities of high quality companies — those large-capitalization companies with a high financial strength rating and a history of consistent and predictable earnings growth.
Nuveen U.S. Equity Risk Control Fund	The investment objective of the fund is to provide capital appreciation and risk control for the equity portion of the Nuveen Conservative Allocation Fund, Nuveen Allocation Fund and Nuveen Growth Allocation Fund. Under normal market conditions, at least 80% of the fund’s net assets will be invested in U.S. equity securities.

Fund	Underlying Funds Investment Objective and Principal Investment Strategy

Nuveen Tradewinds International Value Fund	The investment objective of the fund is to provide long-term capital appreciation. The fund invests in non-U.S. equity securities, including non-U.S. equity securities traded on non-U.S. exchanges and American Depositary Receipts.
iShares MSCI EAFE Growth Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Growth Index. The fund generally will invest at least 90% of its assets in the securities of its underlying index or in American Depositary Receipts or other depositary receipts representing securities in the underlying index.
iShares MSCI Emerging Markets Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The Fund generally will invest at least 90% of its assets in the securities of its underlying index or in American Depositary Receipts and Global Depositary Receipts representing such securities.
Nuveen Tradewinds Global Resources Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).
iShares Dow Jones U.S. Real Estate Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, to the performance of the real estate sector of the U.S. equity market, as represented by the Dow Jones U.S. Real Estate Index. The fund will concentrate its investments in a particular industry or group of industries approximately to the same extent as the Index is so concentrated. Because all of the securities included in the Index are issued by companies in the real estate sector, the fund will be concentrated in the real estate industry.
Nuveen Multi-Strategy Income Fund	The investment objective of the fund is to provide total return by investing in fixed income securities. Under normal circumstances, the fund will invest at least 80% of its net assets in fixed income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the fund’s average duration will be five years or less and is not expected to be more than six years.

Fund	Underlying Funds Investment Objective and Principal Investment Strategy

Nuveen High Yield Bond Fund	The investment objective of the fund is to maximize total return by investing in a diversified portfolio of high yield debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds.
iShares Lehman TIPS Bond Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its “Underlying Index.” The fund generally will invest at least 90% of its assets in the inflation-protected bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds.
Nuveen Short Duration Bond Fund	The investment objective of the fund is to provide high current income consistent with minimal fluctuations of principal. Under normal market conditions, the fund will invest at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the fund’s average duration will be between approximately one and two years but it will not exceed three years.

Appendix B

Form of R&T Subadvisory Agreement

AGREEMENT MADE THIS [     ]th day of June 2008 by and between Nuveen Asset Management, a Delaware corporation and a registered investment adviser (“Manager”), and Richards & Tierney, Inc., an Illinois corporation and a registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager is the investment manager for Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund, and Nuveen Growth Allocation Fund (collectively, the “Funds”), each a series of Nuveen Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for the Funds, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Services to be Performed. Subject always to the supervision of Manager and the Trust’s Board of Trustees (the “Board of Trustees”), Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Funds, all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Trust, will monitor the Funds’ investments, and will comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Funds. Manager will provide Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of certain portfolio securities for the Funds, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of the Trust’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Funds, or be in breach of any obligation owing to the Trust or the Funds under this Agreement, or otherwise, solely by reason of its having caused the Funds to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Funds in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Funds, as to which it exercises investment discretion. In addition, if in the judgment of Sub-Adviser, the Funds would be benefited by supplemental services, Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. Sub-Adviser will properly communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased from or sold to Manager, Sub-Adviser or any affiliated person of either the Trust, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act, and under no circumstances will Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers;

Sub-Adviser further agrees that it:

A.	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

B.	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

C.	will report regularly to Manager and to the Board of Trustees (as reasonably requested) and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

D.	will prepare such books and records with respect to the Funds’ securities transactions as required by law, the Funds’ compliance policies and procedures or as reasonably requested by Manager and will furnish Manager and the Board of Trustees such periodic and special reports as Manager or the Board of Trustees may reasonably request; and

E.	will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Funds, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Funds’ securities are priced on a given day) that may materially impact the pricing of one or more securities in the Funds’ portfolios. In addition, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Funds and in determining a recommended fair value of the affected security or securities.

3.	Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Trust.

4.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee equal to 50% of the investment management fee payable by the Funds to Manager pursuant to the Management Agreement, dated [ ], 2008, between Manager and the Trust (the “Management Agreement”).

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the annual rate of the investment management fee paid to Manager, and multiplying this product by the net assets of the Funds, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Funds’ net asset values were determined, and multiplying this product by 50%.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5.	Services to Others. Manager understands, and has advised the Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to one other investment company that is not a series of the Trust, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised the Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Funds may obtain in a particular security. It is further agreed that, on occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Funds as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Funds with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised the Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Trust. It is also agreed that Sub-Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6.	Limitation of Liability. Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of Sub-Adviser’s duties under this Agreement, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.	Term; Termination; Amendment. This Agreement shall become effective with respect to the Funds on the date on which it is approved by a vote of a majority of the outstanding voting securities of the Funds in accordance with the requirements of the 1940 Act, and shall remain in full force until August 1, 2009 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year after the initial period with respect to the Funds, but only as long as such continuance is specifically approved for the Funds at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Funds, Sub-Adviser may continue to serve in such capacity for the Funds in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to Sub-Adviser. This Agreement may also be terminated by the Trust with respect to the Funds by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Funds on sixty (60) days’ written notice to Sub-Adviser by the Trust.

This Agreement may be terminated with respect to the Funds at any time without the payment of any penalty by Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds in the event that it shall have been established by a court of competent jurisdiction that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a breach of the covenants of Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Management Agreement is terminated, assigned or not renewed.

8.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party:

If to Manager:	If to Sub-Adviser:

Nuveen Asset Management	Richards & Tierney, Inc.
333 West Wacker Drive	111 West Jackson Blvd., Suite 1411
Chicago, Illinois 60606	Chicago, IL60604
Attention: Mr. John P. Amboian	Attention: Mr. David Tierney

With a copy to:

Nuveen Investments, Inc.
333 West Wacker Drive
Chicago, Illinois 60606
Attention: General Counsel

or such address as such party may designate for the receipt of such notice.

9.	Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but are binding upon only the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the Funds, for the enforcement of any claims.

10.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN ASSET MANAGEMENT, a Delaware corporation	RICHARDS & TIERNEY, INC., an Illinois corporation

By:	By:
Name:	Name:
Title: Managing Director	Title:

Appendix C

Officers and Directors of R&T

[TO BE INSERTED]

C-1

Appendix D

5%  Owners

[TO BE INSERTED]

D-1

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	XXX-XXX0508

Nuveen Investments • 333 West Wacker Dr. •
Chicago IL 60606
www.nuveen.com
999 999 999 999 99 ç
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

NUVEEN BALANCED STOCK
AND BOND FUND
THIS PROXY IS SOLICITED BY THE BOARD OF THE TRUST FOR A SPECIAL MEETING OF SHAREHOLDERS, JUNE 23, 2008

A Special Meeting of shareholders will be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Monday, June 23, 2008 at 2:30 p.m., Central time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on June 23, 2008, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

ê                Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)
[                                                                                     ]
NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

ê	êNUVEEN-JUN-MF-MM

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement between NAM and Richards & Tierney, Inc.	☐	☐	☐

2.	To approve a change to the Fund’s investment objective.	☐	☐	☐

3.	To approve a change to the Fund’s diversification policy.

PLEASE SIGN ON REVERSE SIDE

ê	ê MF-0608-BSBF